SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE

SECURITIES EXCHANGE ACT OF 1934

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                                Franklin Alternative Strategies Funds

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Franklin K2 Alternative Strategies Fund

A SERIES OF Franklin Alternative Strategies Funds

One Franklin Parkway

San Mateo, California 94403-1906

IMPORTANT NOTICE OF INTERNET AVAILABILITY
 OF INFORMATION STATEMENT

This notice provides only an overview of the more complete Information Statement that is available to you on the Internet relating to the Franklin K2 Alternative Strategies Fund (the “Fund”), a series of Franklin Alternative Strategies Funds (the “Trust”). We encourage you to access and review all of the important information contained in the Information Statement, available online at: https://www.franklintempleton.com/K2SUBSInfo.

The Information Statement describes recent changes involving the investment management of the Fund.  The Fund seeks to achieve its investment goal by allocating its assets across multiple non-traditional or “alternative” strategies.  The Fund is structured as a multi-manager fund (meaning the Fund’s assets are managed by multiple sub-advisors) and the Fund’s investment manager, K2/D&S Management Co., L.L.C. (“K2 Advisors”), has the ultimate responsibility, subject to oversight by the Trust’s Board of Trustees (the “Board”), to oversee the Fund’s sub-advisors and recommend their hiring, termination and replacement.  K2 Advisors allocates the Fund’s assets among multiple sub-advisors who, as of the date of this notice and the Information Statement, are unaffiliated with K2 Advisors and who will implement one or more non-traditional or alternative investment strategies.

Under an exemptive order from the U.S. Securities and Exchange Commission, K2 Advisors is permitted to appoint and replace both wholly owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors without obtaining prior shareholder approval, but subject to the approval of the Board. At meetings held on May 14, 2020, July 14, 2020, October 20, 2020, and November 20, 2020, the Board, on behalf of the Fund, approved new sub-advisory agreements between K2 Advisors and each of BlueBay Asset Management LLP (“BlueBay”), Brigade Capital Management, LP (“Brigade”), RV Capital Management Private Ltd (“RV Capital”), and One River Asset Management, LLC (“One River,” and together with BlueBay, Brigade, and RV Capital, the “New Sub-Advisors”), respectively, pursuant to which each New Sub-Advisor will begin managing an allocated portion of the Fund’s assets.

A more detailed description of the New Sub-Advisors and their respective investment operations, information about the new sub-advisory agreements with the New Sub-Advisors, and the reasons the Board appointed the New Sub-Advisors, are included in the Information Statement.

This Notice of Internet Availability of Information Statement is being mailed beginning on or about December 15, 2020, to shareholders of record of the Fund as of December 3, 2020.  To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the Notice of Internet Availability of Information Statement. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have this document householded, please call us at (800) 632-2301.  The Information Statement will be available online until at least March 22, 2021.  A paper or e-mail copy of the full Information Statement may be obtained, without charge, by contacting the Fund at (800) DIAL BEN /(800) 342-5236.  If you would like to receive a paper or e-mail copy of the full Information Statement, you must request one.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Franklin K2 Alternative Strategies Fund

A SERIES OF Franklin Alternative Strategies Funds

One Franklin Parkway

San Mateo, California 94403-1906

INFORMATION STATEMENT

This Information Statement describes recent changes involving the investment management of the Franklin K2 Alternative Strategies Fund (the “Fund”), a series of Franklin Alternative Strategies Funds (the “Trust”).  At meetings held on May 14, 2020, July 14, 2020, October 20, 2020, and November 20, 2020, the Trust’s Board of Trustees (the “Board” or the “Trustees”), on behalf of the Fund, approved new sub-advisory agreements between K2/D&S Management Co., L.L.C. (“K2 Advisors”), the Fund’s investment manager, and each of BlueBay Asset Management LLP (“BlueBay”), Brigade Capital Management, LP (“Brigade”), RV Capital Management Private Ltd (“RV Capital”), and One River Asset Management, LLC (“One River,” and together with BlueBay, Brigade, and RV Capital, the “New Sub-Advisors”), respectively, pursuant to which each New Sub-Advisor will begin managing an allocated portion of the Fund’s assets. The Fund seeks to achieve its investment goal by allocating its assets across multiple non-traditional or “alternative” strategies.  K2 Advisors has the ultimate responsibility, subject to oversight by the Board, to oversee the Fund’s sub-advisors and recommend their hiring, termination and replacement.  K2 Advisors allocates the Fund’s assets among multiple sub-advisors who, as of the date of this Information Statement, are unaffiliated with K2 Advisors and who will implement one or more non-traditional or alternative investment strategies.  The Fund is structured as a multi-manager fund.  Under an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”), K2 Advisors is permitted to appoint and replace both wholly owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements without obtaining prior shareholder approval, but subject to the approval of the Board (the “Manager of Managers Order”).

This Information Statement is being made available via the internet beginning on or about December 22, 2020 to all shareholders of record of the Fund as of December 3, 2020 (the “Record Date”).  The Information Statement will be available online at https://www.franklintempleton.com/K2SUBSInfo until at least March 22, 2021.  A paper or e-mail copy of this Information Statement may be obtained, without charge, by contacting the Fund at (800) DIAL BEN/(800) 342-5236.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Why am I receiving this Information Statement?

This Information Statement is being furnished to you by the Board to inform shareholders of recent changes in the investment management of the Fund.  The Board, upon the recommendation of K2 Advisors, has approved four new sub-advisory agreements between K2 Advisors and each New Sub-Advisor (each, a “New Sub-Advisory Agreement” and together, the “New Sub-Advisory Agreements”).  This Information Statement provides details regarding the New Sub-Advisors, the New Sub-Advisory Agreements, and the reasons the Board appointed each New Sub-Advisor.

What is the Manager of Managers Structure?

The Fund is structured as a multi-manager fund and K2 Advisors has the ultimate responsibility, subject to oversight by the Board, to oversee sub-advisors and recommend their hiring, termination and replacement. K2 Advisors also, subject to the review and approval of the Board: sets the Fund’s overall investment strategy; evaluates, selects and recommends sub-advisors to manage all or a portion of the Fund’s assets; and implements procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to review by the Board, K2 Advisors allocates and, when appropriate, reallocates the Fund’s assets among sub-advisors and monitors and evaluates the sub-advisors’ performance.  Each of the sub-advisors is responsible for selecting investments for that portion of the Fund’s portfolio allocated to it.  As part of the Fund’s multi-manager structure, the Trust has received the Manager of Managers Order.

The Fund, however, must comply with certain conditions when relying on the Manager of Managers Order.  One condition is that the Fund, by providing this Information Statement, inform shareholders of the hiring of any new wholly owned or unaffiliated sub-advisor within ninety (90) days after the hiring.

APPOINTMENT OF the new sub-advisors TO THE FUND

Why were the New Sub-Advisors appointed?

K2 Advisors recommended, and the Board approved, the appointment of the New Sub-Advisors to the Fund to manage a portion of the Fund’s assets using the below strategies:

Name of New Sub-Advisor	Strategy
BlueBay	Global Macro
Brigade	Relative Value
RV Capital	Global Macro
One River	Relative Value

K2 Advisors recommended the appointment of BlueBay based on K2 Advisors’ belief that the Fund can benefit from BlueBay’s investment capabilities in sovereign and corporate fixed income securities in developed and emerging markets.  K2 Advisors recommended the appointment of Brigade based on K2 Advisors’ belief that the Fund can benefit from Brigade’s investment capabilities with respect to traditional and structured corporate credit markets in strategies focusing on high yield debt and leveraged loans.  K2 Advisors recommended the appointment of RV Capital based on K2 Advisors’ belief that the Fund can benefit from RV Capital’s investment capabilities in global macro strategies that focus on Asian credit and rates over a relatively longer time horizon. K2 Advisors recommended the appointment of One River based on K2 Advisors’ belief that One River will be a beneficial addition to the Fund because its performance is inversely correlated to the Fund, so it has the potential to reduce risk while not having a material adverse impact on performance.

Has the addition of the New Sub-Advisors increased the Fund’s fees and expenses?

No.  The addition of the New Sub-Advisors to the Fund has had no impact on the investment management fees charged to the Fund or the fees paid by Fund shareholders, because the fees paid by K2 Advisors to the Fund’s sub-advisors are deducted from the fees paid by the Fund to K2 Advisors.  The addition of the New Sub-Advisors to the Fund has not materially changed the manner in which the Fund seeks to achieve its investment goal or the level of services that are provided to the Fund.

Information about EACH NEW SUB-ADVISOR

            BlueBay

BlueBay is an SEC-registered investment adviser located at 77 Grosvenor Street, London W1K 3JR, United Kingdom.  BlueBay is a limited liability partnership.  BlueBay is a wholly owned subsidiary of the Royal Bank of Canada, a publicly traded company, located at 200 Bay Street, Toronto, Ontario M5J 2J5, Canada. BlueBay has approximately $67.09 billion in assets under management as of Ocotber 31, 2020.

The names and principal occupations of the principal executive officers and directors or partners of BlueBay, as of the Record Date, are set forth below. The business address of each person is 77 Grosvenor Street, London W1K 3JR, United Kingdom.

Name	Title
James Jackson Brace	General Counsel and Partnership Secretary, Partner
Daniel Edward Chornous BlueBay Asset Management (Services) LTD	Non-Executive Director Corporate Designated Member
Mark Charles Dowding	Chief Investment Officer and Co-Head of Developed Markets, Partner
Polina Kurdyavko	Head of Emerging Markets, Partner
Erich Gerth	Chief Executive Officer, Partner
Luc Hector Therese Leclercq	Chief Operating Officer and Chief Risk Officer, Partner
Craig Alan Tennier	Chief Financial Officer, Partner
Douglas Antony Guzman	Non-Executive Director
Michael Timotheou	Chief Compliance Officer, Partner
James Neilson Pettigrew	Non-Executive Director
Damon Grant Williams	Non-Executive Director
Stephen Francis Thariyan	Co-Head of Developed Markets, Partner
Anna Maria Josephine Cavanagh Bentley	Independent Non-Executive Board Member

Brigade

Brigade is an SEC-registered investment adviser located at 399 Park Avenue, 16th Floor, New York, NY 10022-4415.  Brigade is a limited partnership.  Brigade Capital Management GP, LLC is the general partner of Brigade.  Donald Morgan owns more than 25% of Brigade’s voting securities and is the managing member of Brigade Capital Management GP, LLC.  Brigade has approximately $27.3 billion in assets under management as of October 31, 2020.

The names and principal occupations of each executive officer and general partner of Brigade, as of the Record Date, are set forth below.  The business address of each person is 399 Park Avenue, 16th Floor, New York, NY 10022-4415.

Name	Title
Donald Ellis Morgan	Chief Investment Officer/Managing Partner
Rosario Diminni	Co-Head of Trading
Steven Aaron Bleier	Portfolio Manager, Co-Head of Structured Credit
Steven Patrick Vincent	Chief Operating Officer/Chief Legal Officer
Raymond Luis	Senior Vice President, Finance/Chief Administrative Officer
Douglas Carroll Pardon	Portfolio Manager of High Yield and Opportunistic Credit and Head of High Yield Research
Raymond Joseph Garson	Senior Analyst
Ivan Krsticevic	Portfolio Manager of Distressed/Head of Distressed Research
Gregory Andrew Soeder	Head of Portfolio Strategy
Brett Winslow Honneus	Chief Technology & Information Officer
Dylan March Pelletier Ross	Portfolio Manager, Co-Head of Structured Credit
Aaron Michael Daniels Brigade Capital Management GP, LLC	Chief Compliance Officer/General Counsel General Partner
Patrick Vincent Criscillo	Chief Financial Officer
Michael Joseph Walker	Co-Head of Trading
Kunal Banerjee	Senior Analyst
Matthew Harrison Perkal	Senior Analyst
Joseph Duilio Turilli	Director of Marketing
Sumit Sablok	Senior Analyst
Christopher Chaice	Senior Credit Attorney
Elizabeth Ann Kahl	Director, Investor Relations
Thomas Michael O’Shea	European CLO Portfolio Manager/Head of European Investments
Justin Ross Pauley	Senior Structured Credit Analyst
Patrick Gordon Robb	Senior Analyst
Jared Brent Worman	CLO Portfolio Manager
Karl Franklin Dasher	Chief Executive Officer

RV Capital

RV Capital is an SEC-registered investment adviser located at 3 Phillip Street, #10-04 Royal Group Building, Singapore 048693.  RV Capital was founded in 2011 and is organized as a corporation. RV Capital is majority owned by Ranodeb Roy. Each of Vickram Mangalgiri and Rajesh Mahadevan own over 10% of RV Capital’s voting securities. RV Capital has approximately $1.2 billion in assets under management as of November 30, 2020.

The names and principal occupations of the principal executive officers and directors of RV Capital, as of the Record Date, are set forth below. The business address of each person is 3 Phillip Street #10-04 Royal Group Building, Singapore 048693.

Name	Title
Ranodeb Roy	Chief Executive Officer, Chief Investment Officer, and Director
Vickram Suresh Mangalgiri	Chief Operating Officer, Chief Financial Officer, Chief Compliance Officer, and Director
Rajesh Ayodya Mahadevan	Director

One River

One River is an SEC-registered investment adviser located at 3 River Road, 2nd Floor, Greenwich, CT 06807.  One River was founded in 2013, and is organized as a limited liability company. One River is majority owned by Eric Peters, a managing member of One River. BHUS Holdings LLC is a special member of One River, owning over 25% of One River. One River has approximately $1.6 billion in assets under management as of November 30, 2020.

The names and principal occupations of the principal executive officers and members of One River, as of the Record Date, are set forth below.  The business address of each person is 3 River Road, 2nd Floor, Greenwich, CT 06807.

Name	Title
Eric C. Peters	Chief Executive Officer, Chief Investment Officer and Managing Member
Geoffrey Taylor Grant	Member
Ian Andrew Malloch	Chief Operating Officer and Chief Risk Officer
William Gerard Wallin	Chief Compliance Officer
BHUS Holdings LLC	Special Member

material terms of the New sub-advisory agreementS

Below is a summary of the material terms of the New Sub-Advisory Agreements.  The terms are substantially similar to the terms of other sub-advisory agreements K2 Advisors has with the other unaffiliated sub-advisors for the Fund.

Services.  Subject to the overall policies, direction and review of the Board and to the instructions and supervision of K2 Advisors, each New Sub-Advisor provides certain investment advisory services for a portion of the Fund as agreed upon from time to time by K2 Advisors and the respective New Sub-Advisor, including the formulation and implementation of a continuous investment program for that portion of the Fund’s assets allocated to the New Sub-Advisor by K2 Advisors from time to time (the “Sub-Advised Portion”) and determining in its discretion the securities, cash and other financial instruments to be purchased, retained, sold, or exchanged for the Sub-Advised Portion in a manner consistent with the Fund’s investment strategy.

            Management Fees.  K2 Advisors compensates each New Sub-Advisor for providing investment advice and analysis and for managing its respective Sub-Advised Portion.  K2 Advisors pays each New Sub-Advisor for its services from the investment management fees it receives from the Fund.

Payment of Expenses. During the term of the New Sub-Advisory Agreement, the respective New Sub-Advisor will bear its own expenses incurred by it in connection with the activities to be provided by the New Sub-Advisor under the New Sub-Advisory Agreement other than the costs of financial instruments (including brokerage commissions and certain other specified expenses, if any) acquired and disposed for the Sub-Advised Portion. K2 Advisors and the Fund will be responsible for all of their respective expenses.

Brokerage.  In performing the services described above, each New Sub-Advisor shall seek to obtain best execution.  Subject to appropriate policies and procedures, each New Sub-Advisor may, to the extent authorized by law and in accordance with the terms of the Fund’s prospectus and statement of additional information and with each New Sub-Advisor’s policies, cause the Fund to pay a broker who provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the New Sub-Advisor determines in good faith that the amount of the commission charged was reasonable in relation to the value of brokerage and/or research services provided by such broker.

Continuance.  Each New Sub-Advisory Agreement will remain in effect for two years after its effective date, unless earlier terminated.  The effective date of the New Sub-Advisory Agreements are September 23, 2020, October 1, 2020, October 21, 2020, and November 20, 2020 for Brigade, BlueBay, RV Capital, and One River, respectively.  As provided therein, each New Sub-Advisory Agreement is thereafter renewable annually (i) by a vote of the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940 (the “1940 Act”), provided that in either event the continuance is also approved by a vote of the majority of the Board who are not parties to the New Sub-Advisory Agreement or “interested persons,” as defined in the 1940 Act, of any party to the New Sub-Advisory Agreement or the Fund (“Independent Trustees”), by a vote cast at a meeting called for the purpose of voting on such approval.

            Termination.  Each New Sub-Advisory Agreement may be terminated at any time, without payment of any penalty, (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to K2 Advisors and the respective New Sub-Advisor, (ii) by K2 Advisors or the respective New Sub-Advisor upon at least sixty (60) days’ written notice to the other party, and (iii) by K2 Advisors or the Fund upon a material breach by the respective New Sub-Advisor of any of the New Sub-Advisor’s obligations or representations under the New Sub-Advisory Agreement if such breach is not corrected by the New Sub-Advisor within a specified number of business days after notice thereof by K2 Advisors or the Fund. The Brigade and One River New Sub-Advisory Agreements also specify that the New Sub-Advisory Agreement may be terminated by the New Sub-Advisor upon a material breach by K2 Advisors of any of K2 Advisor’s obligations or representations under the New Sub-Advisory Agreement if such breach is not corrected within five business days of notice thereof by the New Sub-Advisor. The RV Capital New Sub-Advisory Agreement provides that RV Capital has the right to terminate the New Sub-Advisory Agreement with immediate effect in the event that the Fund’s net assets have become less than SGD20 million in value (or its equivalent in a foreign currency). Each New Sub-Advisory Agreement shall terminate automatically in the event of any assignment thereof, as defined in the 1940 Act, and upon any termination of the investment management agreement between K2 Advisors and the Fund.

Standard of Care.  Under each New Sub-Advisory Agreement, the New Sub-Advisor and its directors, officers or employees shall not be held liable to K2 Advisors, the Fund, or to any shareholder of the Fund in the absence of the New Sub-Advisor’s material breach of the New Sub-Advisory Agreement, willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties, or untrue statement of material fact (or omission of such statement) pertaining to the Sub-Advised Portion or the New Sub-Advisor.  Each New Sub-Advisor is required to indemnify and hold harmless the Fund, K2 Advisors and each of its affiliates, officers, directors, trustees, and employees for any losses, damages, costs and expenses incurred by them with respect to the New Sub-Advisor’s material breach of the New Sub-Advisory Agreement, willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties under the New Sub-Advisory Agreement, or any untrue statement of a material fact (or omission of such statement) pertaining to the Sub-Advised Portion or the New Sub-Advisor.  The New Sub-Advisory Agreements contain similar provisions pursuant to which K2 Advisors is required to indemnify the respective New Sub-Advisors.

What factors did the Board consider when approving the New Sub-Advisory Agreements?

BlueBay Sub-Advisory Agreement

In approving the New Sub-Advisory Agreement, the Board, including the Independent Trustees, determined that fees to be paid under the New Sub-Advisory Agreement were fair and reasonable and that approval of the New Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. In making the foregoing approvals, the Independent Trustees received assistance and advice from their independent counsel and, in addition to the materials provided at prior meetings, considered various matters related to the New Sub-Advisory Agreement including: (1) the proposed form of New Sub-Advisory Agreement; (2) information describing the nature, quality and extent of services that BlueBay would provide to the Fund, and the proposed sub-advisory fees payable to BlueBay; (3) a report (written or oral) from K2 Advisors on the diligence conducted on BlueBay and the reasons for recommending BlueBay for the Fund, including, but not limited to, BlueBay’s background, experience, personnel, operations, policies, procedures and compliance functions; and (4) a report (written or oral) from the Trust’s Interim Chief Compliance Officer regarding BlueBay’s compliance program and capabilities, including BlueBay’s policies and procedures in place to address potential conflicts of interest, and the diligence undertaken by the Trust’s Interim Chief Compliance Officer with respect thereto. The Board noted that the terms of the New Sub-Advisory Agreement were substantially similar to the terms of the sub-advisory agreements with the Fund’s existing sub-advisors.

The Board’s consideration of whether to approve the New Sub-Advisory Agreement on behalf of the Fund took into account several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by BlueBay to the Fund under the New Sub-Advisory Agreement; (2) BlueBay’s experience as a manager of other mutual funds and accounts; (3) BlueBay’s strength and reputation within the industry; (4) the fairness of the compensation under the New Sub-Advisory Agreement; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of BlueBay; (6) profitability matters; (7) reports (written or oral) from K2 Advisors on the diligence conducted on BlueBay and the reasons for recommending BlueBay as a sub-advisor for the Fund, including, but not limited to, BlueBay’s background, experience, personnel, operations, policies, procedures and compliance functions; and (8) a report (written or oral) from the Trust’s Interim Chief Compliance Officer regarding each compliance program and capabilities, including BlueBay’s policies and procedures in place to address potential conflicts of interest, and the diligence undertaken by the Trust’s Interim Chief Compliance Officer with respect thereto. Particular attention was given to the due diligence and risk management procedures of K2 Advisors with respect to selecting and overseeing sub-advisors of the Fund, as well as BlueBay’s risk management program and to derivatives and other complex instruments that are expected to be held by the Fund and how such instruments are expected to be used to pursue the Fund’s investment goals.

The following discussion relates to certain primary factors relevant to the Board’s decision to approve the New Sub-Advisory Agreement. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The Trustees reviewed the nature, extent and quality of the services to be provided by BlueBay. In this regard, they reviewed the Fund’s investment goal and BlueBay’s proposed investment strategy, and BlueBay’s ability to implement such investment goal and/or investment strategy, including, but not limited to, BlueBay’s trading practices and investment decision processes.

With respect to the sub-advisory services to be provided by BlueBay, the Board noted the responsibilities that BlueBay would have with respect to the Sub-Advised Portion, including, among others, implementing the investment strategies with respect to the Sub-Advised Portion and ensuring compliance with the investment strategies, policies, and limitations of the Sub-Advised Portion. The Trustees considered the successful performance of BlueBay in managing other investment products with investment strategies similar to the investment strategies of the Sub-Advised Portion of the Fund.

The Trustees reviewed the portfolio management team at BlueBay that would be responsible for managing the Sub-Advised Portion, including the team’s performance, staffing, skills and compensation program. The Trustees considered various other products, portfolios and entities that are advised by BlueBay, their relative fees and reasons for differences with respect thereto and any potential conflicts. The Board also considered a report (written or oral) from the Trust’s Interim Chief Compliance Officer regarding BlueBay’s compliance program as such policies relate to the operations of the Fund. The Board considered the selection and due diligence process employed by K2 Advisors in proposing BlueBay as a sub-advisor to the Fund, including the due diligence undertaken with respect to BlueBay’s compliance capabilities.

Based on their review, the Trustees were satisfied with the nature and quality of the overall services to be provided by BlueBay to the Fund and its shareholders and were confident in the abilities of BlueBay to implement its proposed investment strategy, and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The Board noted that, as BlueBay had not provided any services to the Fund, there was no investment performance of BlueBay with respect to the Fund. The Board considered the investment performance of BlueBay in managing other investment products with similar investment strategies to the investment strategies of the Sub-Advised Portion. The Board also considered the performance benchmarks for the Fund and how such benchmarks would be utilized to measure the performance of BlueBay in managing the Sub-Advised Portion.

COMPARATIVE EXPENSES AND PROFITABILITY. The Board considered the cost of the services to be provided by BlueBay. The Board also noted that it could not evaluate BlueBay’s profitability with respect to the Fund since no assets had yet been allocated to BlueBay.

The Board noted that the sub-advisory fees would be paid by K2 Advisors to BlueBay and would not be additional fees to be borne by the Fund. The Board also noted that the sub-advisory fees to be paid by K2 Advisors to BlueBay were the product of arms-length negotiations between K2 Advisors and BlueBay and the Board considered the allocation of the investment management fee charged to the Fund between K2 Advisors and BlueBay in light of the nature, extent and quality of the investment management services expected to be provided by K2 Advisors and BlueBay. The Trustees considered various other products, portfolios and entities that are advised by BlueBay, and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. The Board considered the extent to which BlueBay may derive ancillary benefits from the Fund’s operations.

With respect to the impact on K2 Advisors’ and its affiliates’ profitability as a result of hiring BlueBay as a sub-advisor to the Fund, the Board considered the following: (1) the fee waiver and expense limitation arrangements in effect, and the amount of Fund expenses that were absorbed since the inception of the Fund by K2 Advisors through such arrangements, (2) the sub-advisory fees to be paid to BlueBay, which are lower than some of the Fund’s existing sub-advisors, and (3) K2 Advisors’ belief that the hiring of BlueBay as a sub-advisor will not have a material impact on K2 Advisors’ profitability.

Based upon its consideration of all these factors, the Board determined that the sub-advisory fee structure for BlueBay was fair and reasonable.

ECONOMIES OF SCALE. The Board considered economies of scale that may be realized by BlueBay as the Fund grows larger and the extent to which such economies of scale may be shared with Fund shareholders, as for example, in the level of the sub-advisory fees charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. The Trustees noted that benefits of economies of scale will, depending on the fee waiver and expense limitation arrangement in effect at the time,  potentially be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.  The Board concluded that economies of scale were deemed not to be a significant factor at that time in light of, among other matters, the fee waiver and expense limitation arrangement in effect.

CONCLUSION. After consideration of the foregoing factors, and such other matters as were deemed relevant, and with no single factor being determinative to their decision, the Trustees—including a majority of the Independent Trustees—with the assistance of independent counsel approved the New Sub-Advisory Agreement, including the fees payable thereunder, with BlueBay for the Fund.

Brigade Sub-Advisory Agreement

In approving the New Sub-Advisory Agreement, the Board, including the Independent Trustees, determined that fees to be paid under the New Sub-Advisory Agreement were fair and reasonable and that approval of the New Sub-Advisory Agreement was in the interest of the Fund and its shareholders. In making the foregoing approvals, the Independent Trustees received assistance and advice from their independent counsel and, in addition to the materials provided at prior meetings, considered various matters related to the New Sub-Advisory Agreement including: (1) the proposed form of New Sub-Advisory Agreement; (2) information describing the nature, quality and extent of services that Brigade would provide to the Fund, and the proposed sub-advisory fees payable to Brigade; (3) a report (written or oral) from K2 Advisors on the diligence conducted on Brigade and the reasons for recommending Brigade for the Fund, including, but not limited to, Brigade’s background, experience, personnel, operations, policies, procedures and compliance functions; and (4) a report (written or oral) from the Trust’s Interim Chief Compliance Officer regarding Brigade’s compliance program and capabilities, including Brigade’s policies and procedures in place to address potential conflicts of interest, and the diligence undertaken by the Trust’s Interim Chief Compliance Officer with respect thereto. The Board noted that the terms of the New Sub-Advisory Agreement were substantially similar to the terms of the sub-advisory agreements with the Fund’s existing sub-advisors.

The Board’s consideration of whether to approve the New Sub-Advisory Agreement on behalf of the Fund took into account several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by Brigade to the Fund under the respective New Sub-Advisory Agreement; (2) Brigade’s experience as a manager of other accounts; (3) Brigade’s strength and reputation within the industry; (4) the fairness of the compensation under the New Sub-Advisory Agreement; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of Brigade; (6) profitability matters; (7) reports (written or oral) from K2 Advisors on the diligence conducted on Brigade and the reasons for recommending Brigade as a sub-advisor for the Fund, including, but not limited to, Brigade’s background, experience, personnel, operations, policies, procedures and compliance functions; and (8) a report (written or oral) from the Trust’s Interim Chief Compliance Officer regarding each compliance program and capabilities, including Brigade’s policies and procedures in place to address potential conflicts of interest, and the diligence undertaken by the Trust’s Interim Chief Compliance Officer with respect thereto. Particular attention was given to the due diligence and risk management procedures of K2 Advisors with respect to selecting and overseeing sub-advisors of the Fund, as well as Brigade’s risk management program and to derivatives and other complex instruments that are expected to be held by the Fund and how such instruments are expected to be used to pursue the Fund’s investment goals.

The following discussion relates to certain primary factors relevant to the Board’s decision to approve the New Sub-Advisory Agreement. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The Trustees reviewed the nature, extent and quality of the services to be provided by Brigade. In this regard, they reviewed the Fund’s investment goal and Brigade’s proposed investment strategy, and Brigade’s ability to implement such investment goal and/or investment strategy, including, but not limited to, Brigade’s trading practices and investment decision processes.

With respect to the sub-advisory services to be provided by Brigade, the Board noted the responsibilities that Brigade would have with respect to the Sub-Advised Portion, including, among others, implementing the investment strategies with respect to the Sub-Advised Portion and ensuring compliance with the investment strategies, policies, and limitations of the Sub-Advised Portion. The Trustees considered the successful performance of Brigade in managing other investment products with investment strategies similar to the investment strategies of the Sub-Advised Portion of the Fund.

The Trustees reviewed the portfolio management team at Brigade that would be responsible for managing the Sub-Advised Portion, including the team’s performance, staffing, skills and compensation program. The Trustees considered various other products, portfolios and entities that are advised by Brigade, their relative fees and reasons for differences with respect thereto and any potential conflicts. The Board also considered a report (written or oral) from the Trust’s Interim Chief Compliance Officer regarding Brigade’s compliance program as such policies relate to the operations of the Fund. The Board considered the selection and due diligence process employed by K2 Advisors in proposing Brigade as a sub-advisor to the Fund, including the due diligence undertaken with respect to Brigade’s compliance capabilities.

Based on their review, the Trustees were satisfied with the nature and quality of the overall services to be provided by Brigade to the Fund and its shareholders and were confident in the abilities of Brigade to implement its proposed investment strategy, and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The Board noted that, as Brigade had not provided any services to the Fund, there was no investment performance of Brigade with respect to the Fund. The Board considered the investment performance of Brigade in managing other investment products with similar investment strategies to the investment strategies of the Sub-Advised Portion. The Board also considered the performance benchmarks for the Fund and how such benchmarks would be utilized to measure the performance of Brigade in managing the Sub-Advised Portion.

COMPARATIVE EXPENSES AND PROFITABILITY. The Board considered the cost of the services to be provided by Brigade. The Board also noted that it could not evaluate Brigade’s profitability with respect to the Fund since no assets had yet been allocated to Brigade.

The Board noted that the sub-advisory fees would be paid by K2 Advisors to Brigade and would not be additional fees to be borne by the Fund. The Board also noted that the sub-advisory fees to be paid by K2 Advisors to Brigade were the product of arms-length negotiations between K2 Advisors and Brigade and the Board considered the allocation of the investment management fee charged to the Fund between K2 Advisors and Brigade in light of the nature, extent and quality of the investment management services expected to be provided by K2 Advisors and Brigade. The Trustees considered various other products, portfolios and entities that are advised by Brigade, and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. The Board considered the extent to which Brigade may derive ancillary benefits from the Fund’s operations.

With respect to the impact on K2 Advisors’ and its affiliates’ profitability as a result of hiring Brigade as a sub-advisor to the Fund, the Board considered the following: (1) the fee waiver and expense limitation arrangements in effect, and the amount of Fund expenses that were absorbed since the inception of the Fund by K2 Advisors through such arrangements, (2) the sub-advisory fees to be paid to Brigade, which are lower than some of the Fund’s existing sub-advisors, and (3) K2 Advisors’ belief that the hiring of Brigade as a sub-advisor will not have a material impact on K2 Advisors’ profitability.

Based upon its consideration of all these factors, the Board determined that the sub-advisory fee structure for Brigade was fair and reasonable.

ECONOMIES OF SCALE. The Board considered economies of scale that may be realized by Brigade as the Fund grows larger and the extent to which such economies of scale may be shared with Fund shareholders, as for example, in the level of the sub-advisory fees charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. The Trustees noted that benefits of economies of scale will, depending on the fee waiver and expense limitation arrangement in effect at the time,  potentially be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.  The Board concluded that economies of scale were deemed not to be a significant factor at that time in light of, among other matters, the fee waiver and expense limitation arrangement in effect.

CONCLUSION. After consideration of the foregoing factors, and such other matters as were deemed relevant, and with no single factor being determinative to their decision, the Trustees—including a majority of the Independent Trustees—with the assistance of independent counsel approved the New Sub-Advisory Agreement, including the fees payable thereunder, with Brigade for the Fund.

RV Capital Sub-Advisory Agreement

In approving the New Sub-Advisory Agreement, the Board, including the Independent Trustees, determined that fees to be paid under the New Sub-Advisory Agreement were fair and reasonable and that approval of the New Sub-Advisory Agreement was in the interests of the Fund and its shareholders. As part of the approval process, the Trustees considered the process undertaken and information provided during their consideration and approval on May 14, 2020 of the investment management agreement between K2 Advisors, and the Trust, on behalf of the Fund, and the sub-advisory agreements between K2 Advisors and each of the Fund’s existing sub-advisors.  The Trustees also considered that RV Capital had served as a sub-advisor for Franklin K2 Global Macro Opportunities Fund before the fund was liquidated on September 11, 2019.

In making the foregoing approvals, the Independent Trustees received assistance and advice from their independent counsel and, in addition to the materials provided at prior meetings, considered various materials related to the New Sub-Advisory Agreement including: (1) a copy of the proposed form of New Sub-Advisory Agreement for RV Capital; (2) information describing the nature, quality and extent of services that RV Capital would provide to the Fund, and the proposed sub-advisory fees payable to RV Capital; (3) a report from K2 Advisors on the diligence conducted on RV Capital and the reasons for recommending RV Capital as a sub-advisor for the Fund, including, but not limited to, RV Capital’s background, experience, personnel, operations, policies, procedures and compliance functions and plans for the integration of such operations, policies, procedures and compliance functions with those of K2 Advisors; and (4) a report from the Fund’s Chief Compliance Officer regarding RV Capital’s compliance program and capabilities, including RV Capital’s policies and procedures in place to address potential conflicts of interest, and the diligence undertaken by the Fund’s Chief Compliance Officer with respect thereto.  The Board noted that the terms of the New Sub-Advisory Agreement were substantially similar to the terms of the sub-advisory agreements with the Fund’s existing sub-advisors.

The Board’s consideration of whether to approve the New Sub-Advisory Agreement on behalf of the Fund took into account several factors including, but not limited to, the following:  (1) the nature and quality of the services to be provided by RV Capital to the Fund under the New Sub-Advisory Agreement; (2) RV Capital’s experience as a manager of other accounts and its experience as a sub-adviser to the Franklin K2 Global Macro Opportunities Fund; (3) RV Capital’s strength and reputation within the industry; (4) the fairness of the compensation under the New Sub-Advisory Agreement; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of RV Capital; (6) profitability matters; (7) reports from K2 Advisors on the diligence conducted on RV Capital and the reasons for recommending RV Capital as a sub-advisor for the Fund, including, but not limited to, RV Capital’s background, experience, personnel, operations, policies, procedures and compliance functions and plans for the integration of such operations, policies, procedures and compliance functions with those of K2 Advisors; and (8) a report from the Trust’s Chief Compliance Officer regarding RV Capital’s compliance program and capabilities, including RV Capital’s policies and procedures in place to address potential conflicts of interest, and the diligence undertaken by the Trust’s Chief Compliance Officer with respect thereto.  Particular attention was given to the due diligence and risk management procedures of K2 Advisors with respect to selecting and overseeing sub-advisors of the Fund, as well as RV Capital’s risk management program and to derivatives and other complex instruments that are expected to be held by the Fund and how such instruments are expected to be used to pursue the Fund’s investment goals.

The following discussion relates to certain primary factors relevant to the Board’s decision to approve the New Sub-Advisory Agreement. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board.  In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The Trustees reviewed the nature, extent and quality of the services to be provided by RV Capital. In this regard, they reviewed the Fund’s investment goal and RV Capital’s proposed investment strategy, and RV Capital’s ability to implement such investment goal and/or investment strategy, including, but not limited to, RV Capital’s trading practices and investment decision processes.

With respect to the sub-advisory services to be provided by RV Capital, the Board noted the responsibilities that RV Capital would have with respect to the Sub-Advised Portion, including, among others, implementing the investment strategies with respect to the Sub-Advised Portion and ensuring compliance with the investment strategies, policies, and limitations of the Sub-Advised Portion. The Trustees considered the successful performance of RV Capital in managing other investment products with investment strategies similar to the investment strategies of the Sub-Advised Portion of the Fund.

The Trustees reviewed the portfolio management team at RV Capital that would be responsible for managing the Sub-Advised Portion, including the team’s performance, staffing, skills and compensation program. The Trustees considered various other products, portfolios and entities that are advised by RV Capital, their relative fees and reasons for differences with respect thereto and any potential conflicts. The Board also considered a report from the Trust’s Chief Compliance Officer regarding RV Capital’s compliance program as such policies relate to the operations of the Fund. The Board considered the selection and due diligence process employed by K2 Advisors in proposing RV Capital as a sub-advisor to the Fund, including the due diligence undertaken with respect to RV Capital’s compliance capabilities, and efforts to integrate RV Capital’s operations, policies, procedures and compliance functions with those of K2 Advisors.

Based on their review, the Trustees were satisfied with the nature and quality of the overall services to be provided by RV Capital to the Fund and its shareholders and were confident in the abilities of RV Capital to implement its proposed investment strategy, and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE.  The Board noted that, as RV Capital had not provided any services to the Fund, there was no investment performance of RV Capital with respect to the Fund.  The Board considered the investment performance of RV Capital in managing other investment products with similar investment strategies to the investment strategies of the Sub-Advised Portion, including RV Capital’s performance in managing the Franklin K2 Global Macro Opportunities Fund. The Board also considered the performance benchmarks for the Fund and how such benchmarks would be utilized to measure the performance of RV Capital in managing the Sub-Advised Portion.

COMPARATIVE EXPENSES AND PROFITABILITY.  The Board considered the cost of the services to be provided by RV Capital.  The Board also noted that it could not evaluate RV Capital’s profitability with respect to the Fund since no assets had yet been allocated to RV Capital.

The Board noted that the sub-advisory fees would be paid by K2 Advisors to RV Capital and would not be additional fees to be borne by the Fund.  The Board also noted that the sub-advisory fees to be paid by K2 Advisors to RV Capital were the product of arms-length negotiations between K2 Advisors and RV Capital and the Board considered the allocation of the investment management fee charged to the Fund between K2 Advisors and RV Capital in light of the nature, extent and quality of the investment management services expected to be provided by K2 Advisors and RV Capital. The Trustees considered various other products, portfolios and entities that are advised by RV Capital and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts.  The Board considered the extent to which RV Capital may derive ancillary benefits from the Fund’s operations.

With respect to the impact on K2 Advisors’ and its affiliates’ profitability as a result of hiring RV Capital as a sub-advisor to the Fund, the Board considered the following: (1) the fee waiver and expense limitation arrangements in effect, and the amount of Fund expenses that were absorbed since the inception of the Fund by K2 Advisors through such arrangements,  (2) the level of sub-advisory fees to be paid to RV Capital, and (3) K2 Advisors’ belief that the hiring of RV Capital as a sub-advisor will not have any demonstrable impact on K2 Advisors’ profitability.

Based upon its consideration of all these factors, the Board determined that the sub-advisory fee structure for RV Capital was fair and reasonable.

ECONOMIES OF SCALE. The Board considered economies of scale that may be realized by RV Capital as the Fund grows larger and the extent to which such economies of scale may be shared with Fund shareholders, as for example, in the level of the sub-advisory fees charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. The Board concluded that economies of scale were deemed not to be a significant factor at that time in light of, among other matters, the fee waiver and expense limitation arrangement in effect

CONCLUSION. After consideration of the foregoing factors, and such other matters as were deemed relevant, and with no single factor being determinative to their decision, the Trustees—including a majority of the Independent Trustees—with the assistance of independent counsel approved the New Sub-Advisory Agreement, including the fees payable thereunder, with RV Capital for the Fund.

One River Sub-Advisory Agreement

In approving the New Sub-Advisory Agreement, the Board, including the Independent Trustees, determined that fees to be paid under the New Sub-Advisory Agreement were fair and reasonable and that approval of the New Sub-Advisory Agreement was in the interests of the Fund and its shareholders. As part of the approval process, the Trustees considered the process undertaken and information provided during their consideration and approval on May 14, 2020 of the investment management agreement between K2 Advisors, and the Trust, on behalf of the Fund, and the sub-advisory agreements between K2 Advisors and each of the Fund’s existing sub-advisors.

In making the foregoing approvals, the Independent Trustees received assistance and advice from their independent counsel and, in addition to the materials provided at prior meetings, considered various materials related to the New Sub-Advisory Agreement including: (1) a copy of the proposed form of New Sub-Advisory Agreement for One River; (2) information describing the nature, quality and extent of services that One River would provide to the Fund, and the proposed sub-advisory fees payable to One River; (3) a report from K2 Advisors on the diligence conducted on One River and the reasons for recommending One River as a sub-advisor for the Fund, including, but not limited to, One River’s background, experience, personnel, operations, policies, procedures and compliance functions and plans for the integration of such operations, policies, procedures and compliance functions with those of K2 Advisors; and (4) a report from the Fund’s Chief Compliance Officer regarding One River’s compliance program and capabilities, including One River’s policies and procedures in place to address potential conflicts of interest, and the diligence undertaken by the Fund’s Chief Compliance Officer with respect thereto.  The Board noted that the terms of the New Sub-Advisory Agreement were substantially similar to the terms of the sub-advisory agreements with the Fund’s existing sub-advisors.

The Board’s consideration of whether to approve the New Sub-Advisory Agreement on behalf of the Fund took into account several factors including, but not limited to, the following:  (1) the nature and quality of the services to be provided by One River to the Fund under the New Sub-Advisory Agreement; (2) One River’s experience as a manager of other accounts; (3) One River’s strength and reputation within the industry; (4) the fairness of the compensation under the New Sub-Advisory Agreement; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of One River; (6) profitability matters; (7) reports from K2 Advisors on the diligence conducted on One River and the reasons for recommending One River as a sub-advisor for the Fund, including, but not limited to, One River’s background, experience, personnel, operations, policies, procedures and compliance functions and plans for the integration of such operations, policies, procedures and compliance functions with those of K2 Advisors; and (8) a report from the Trust’s Chief Compliance Officer regarding One River’s compliance program and capabilities, including One River’s policies and procedures in place to address potential conflicts of interest, and the diligence undertaken by the Trust’s Chief Compliance Officer with respect thereto.  Particular attention was given to the due diligence and risk management procedures of K2 Advisors with respect to selecting and overseeing sub-advisors of the Fund, as well as One River’s risk management program and to derivatives and other complex instruments that are expected to be held by the Fund and how such instruments are expected to be used to pursue the Fund’s investment goals.

The following discussion relates to certain primary factors relevant to the Board’s decision to approve the New Sub-Advisory Agreement. This discussion of the information and factors considered by the Board (including the information and factors discussed above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board.  In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The Trustees reviewed the nature, extent and quality of the services to be provided by One River. In this regard, they reviewed the Fund’s investment goal and One River’s proposed investment strategy, and One River’s ability to implement such investment goal and/or investment strategy, including, but not limited to, One River’s trading practices and investment decision processes.

With respect to the sub-advisory services to be provided by One River, the Board noted the responsibilities that One River would have with respect to the Sub-Advised Portion, including, among others, implementing the investment strategies with respect to the Sub-Advised Portion and ensuring compliance with the investment strategies, policies, and limitations of the Sub-Advised Portion. The Trustees considered the successful performance of One River in managing other investment products with investment strategies similar to the investment strategies of the Sub-Advised Portion of the Fund.

The Trustees reviewed the portfolio management team at One River that would be responsible for managing the Sub-Advised Portion, including the team’s performance, staffing, skills and compensation program. The Trustees considered various other products, portfolios and entities that are advised by One River, their relative fees and reasons for differences with respect thereto and any potential conflicts. The Board also considered a report from the Trust’s Chief Compliance Officer regarding One River’s compliance program as such policies relate to the operations of the Fund. The Board considered the selection and due diligence process employed by K2 Advisors in proposing One River as a sub-advisor to the Fund, including the due diligence undertaken with respect to One River’s compliance capabilities, and efforts to integrate One River’s operations, policies, procedures and compliance functions with those of K2 Advisors.

Based on their review, the Trustees were satisfied with the nature and quality of the overall services to be provided by One River to the Fund and its shareholders and were confident in the abilities of One River to implement its proposed investment strategy, and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE.  The Board noted that, as One River had not provided any services to the Fund, there was no investment performance of One River with respect to the Fund.  The Board considered the investment performance of One River in managing other investment products with similar investment strategies to the investment strategies of the Sub-Advised Portion. The Board also considered the performance benchmarks for the Fund and how such benchmarks would be utilized to measure the performance of One River in managing the Sub-Advised Portion.

COMPARATIVE EXPENSES AND PROFITABILITY.  The Board considered the cost of the services to be provided by One River.  The Board also noted that it could not evaluate One River’s profitability with respect to the Fund since no assets had yet been allocated to One River.

The Board noted that the sub-advisory fees would be paid by K2 Advisors to One River and would not be additional fees to be borne by the Fund.  The Board also noted that the sub-advisory fees to be paid by K2 Advisors to One River were the product of arms-length negotiations between K2 Advisors and One River and the Board considered the allocation of the investment management fee charged to the Fund between K2 Advisors and One River in light of the nature, extent and quality of the investment management services expected to be provided by K2 Advisors and One River. The Trustees considered various other products, portfolios and entities that are advised by One River and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts.  The Board considered the extent to which One River may derive ancillary benefits from the Fund’s operations.

With respect to the impact on K2 Advisors’ and its affiliates’ profitability as a result of hiring One River as a sub-advisor to the Fund, the Board considered the following: (1) the fee waiver and expense limitation arrangements in effect, and the amount of Fund expenses that were absorbed since the inception of the Fund by K2 Advisors through such arrangements,  (2) the level of sub-advisory fees to be paid to One River, and (3) K2 Advisors’ belief that the hiring of One River as a sub-advisor will not have any material impact on K2 Advisors’ profitability.

Based upon its consideration of all these factors, the Board determined that the sub-advisory fee structure for One River was fair and reasonable.

ECONOMIES OF SCALE. The Board considered economies of scale that may be realized by One River as the Fund grows larger and the extent to which such economies of scale may be shared with Fund shareholders, as for example, in the level of the sub-advisory fees charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. The Board concluded that economies of scale were deemed not to be a significant factor at that time in light of, among other matters, the fee waiver and expense limitation arrangement in effect.

CONCLUSION. After consideration of the foregoing factors, and such other matters as were deemed relevant, and with no single factor being determinative to their decision, the Trustees—including a majority of the Independent Trustees—with the assistance of independent counsel approved the New Sub-Advisory Agreement, including the fees payable thereunder, with One River for the Fund.

ADDITIONAL INFORMATION ABOUT THE TRUST

The Investment Manager and Unaffiliated Sub-Advisors

K2 Advisors currently serves as the Fund’s investment manager pursuant to an amended and restated investment management agreement dated October 1, 2017, between the Trust, on behalf of the Fund, and K2 Advisors (the “Management Agreement”).  The Management Agreement was most recently approved and renewed by the Board, including the Independent Trustees, on May 14, 2020.  K2 Advisors’ principal offices are located at 300 Atlantic Street, 12th Floor, Stamford, Connecticut 06901. Together, K2 Advisors and its affiliates manage, as of November 30, 2020, over $1.46 trillion in assets. K2 Advisors has been in the investment management business since 1994.  K2 Advisors is a wholly owned subsidiary of Franklin Resources, Inc. (“Resources”).  Resources is a publicly owned holding company with its principal offices located at One Franklin Parkway, San Mateo, California 94403-1906. The principal stockholders of Resources are Charles B. Johnson and Rupert H. Johnson, Jr., who owned approximately 20% and 21%, respectively, of its outstanding shares as of October 31, 2020.  The shares deemed to be beneficially owned by Charles B. Johnson include certain shares held by three private charitable foundations for which he is a trustee, of which he disclaims beneficial ownership.  The shares deemed to be beneficially owned by Rupert H. Johnson, Jr. include certain shares held by a private charitable foundation for which he is a trustee or by his spouse, of which he disclaims beneficial ownership.

 The Trustees who are interested persons of K2 Advisors or its affiliates and certain officers of the Trust who are shareholders of Resources are not compensated by the Trust or the Fund for their services, but may receive indirect remuneration due to their participation in management, advisory and other fees received by K2 Advisors and its affiliates from the Fund.

The Trust employs K2 Advisors to manage the investment and reinvestment of the Fund’s assets, to administer its affairs and to provide or procure, as applicable, administrative and other services, subject to the oversight of the Board.  Under the Management Agreement,  K2 Advisors has the authority to supervise and direct the Fund’s investments and has the discretion to determine from time to time what securities and other investments will be purchased or sold by the Fund and what portion of its assets will be invested or held uninvested as cash. K2 Advisors also may place orders with or through such brokers, dealers or futures commissions merchants as it may select. In addition, K2 Advisors has the authority and discretion to delegate its investment management responsibilities through the appointment of one or more sub-advisors. In allocating the Fund’s assets, K2 Advisors has discretion to not allocate any assets to one or more sub-advisors at any time.

The Fund pays K2 Advisors a fee equal to an annual rate based on the Fund’s average daily value of its net assets for managing the Fund’s assets, including investment advisory services and Fund administration services, as listed below:

•         1.90% of the value of net assets up to and including $1 billion;

•         1.85% of the value of net assets over $1 billion up to and including $1.5 billion;

•         1.80% of the value of net assets over $1.5 billion up to and including $3 billion; and

•         1.75% of the value of net assets in excess of $3 billion.

Prior to June 1, 2020, the Fund paid K2 Advisors a fee equal to an annual rate of 1.90% of the value of its net assets for managing the Fund’s assets, including investment advisory services and Fund administration services. The fee is calculated daily and paid monthly according to the terms of the Management Agreement. Each class of the Fund’s shares pays its proportionate share of the fee.  K2 Advisors has contractually agreed to waive the investment management fee it receives from the Fund in an amount equal to the investment management fee it was paid by a Cayman Islands-based company that is wholly owned by the Fund (the “Subsidiary”).  This waiver may not be terminated and will remain in effect for as long as K2 Advisors’ contract with the Subsidiary is in place. In addition, K2 Advisors has agreed to waive or limit its fees and to assume as its own certain expenses otherwise payable by the Fund so that expenses (excluding Rule 12b-1 fees; acquired fund fees; expenses related to securities sold short; and certain non-routine expenses or costs (including those relating to litigation, indemnification, reorganizations and liquidations)) for each class of the Fund (other than Class R6) do not exceed (and could be less than) 1.95% until September 30, 2021. Under this fee and expense waiver, fees and expenses of the Fund (including management and custody fees) will be waived equally among all classes and transfer agency fees will be waived equally among all classes, except with respect to Class R6, wherein the transfer agent has contractually agreed to cap transfer agent fees for Class R6 shares of the Fund so that transfer agent fees for that class do not exceed 0.03% until September 30, 2021. The investment management fees, as a percentage of the Fund’s net assets, before and after such waiver for the fiscal year ended May 31, 2020 were 1.90% and 1.74%, respectively.  For the fiscal year ended May 31, 2020, the aggregate amount of the investment management fees paid by the Fund to K2 Advisors was $21,348,573 (after fee waivers).  Investment management fees before waivers totaled $23,322,593.

            K2 Advisors compensates each sub-advisor for providing investment advice and analysis and for managing its respective portion of the assets allocated to it from time to time.  K2 Advisors pays each of the sub-advisors for their services from the investment management fees it receives from the Fund.  K2 Advisors pays the sub-advisors a fee, in the aggregate, equal to the annual rate of 0.95%. For the last fiscal year ended May 31, 2020, the aggregate amount of sub-advisory fees paid by K2 Advisors to the sub-advisors was $11,314,848.

The Fund’s current sub-advisors, with the exception of the New Sub-Advisors, and their associated strategies are listed below.

Name of Sub-Advisor	Strategy
Chilton Investment Company, LLC	Long Short Equity
Electron Capital Partners, LLC	Long Short Equity
Impala Asset Management, LLC	Long Short Equity
Jennison Associates, LLC	Long Short Equity
Portland Hill Asset Management Limited	Long Short Equity
Wellington Management Company, LLP	Long Short Equity
Apollo Credit Management LLC	Relative Value
Chatham Asset Management, LLC	Relative Value
Elementum Advisors, LLC	Relative Value
Ellington Global Asset Management, LLC	Relative Value
Lazard Asset Management, LLC	Relative Value
Loomis Sayles & Company, L.P.	Relative Value
Bardin Hill Arbitrage IC Management LP	Event Driven
P. Schoenfeld Asset Management L.P.	Event Driven
EMSO Asset Management Limited	Global Macro
Graham Capital Management, L.P.	Global Macro
Grantham, Mayo, Van Otterloo & Co. LLC	Global Macro
H2O AM LLP	Global Macro

In order to gain exposure to commodities, the Fund has established the Subsidiary to invest in commodity-linked derivatives, including swaps, certain commodity-linked notes, options, futures and options on futures.  The Fund must meet certain requirements under the Internal Revenue Code for favorable tax treatment as a regulated investment company, relating to sources of its income and diversification of its assets.  The Fund intends to treat the income from its investment in the Subsidiary as qualifying income realized in connection with its investment in the stock of the Subsidiary.  The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority which may, in turn, affect the Fund’s investment in the Subsidiary.

The Administrator

The administrator for the Fund is Franklin Templeton Services, LLC (“FT Services”), with offices at One Franklin Parkway, San Mateo, California 94403-1906.  FT Services is an indirect, wholly owned subsidiary of Resources and an affiliate of K2 Advisors and the Fund’s principal underwriter.  The Bank of New York Mellon, Mutual Funds Division, 100 Church Street, New York, New York 10286, has an agreement with FT Services to provide certain sub-administrative services and facilities for the Fund. The administrative services The Bank of New York Mellon provides include, but are not limited to, certain fund accounting, financial reporting, tax, treasury and compliance services.

The Principal Underwriter

The principal underwriter for the Fund is Franklin Templeton Distributors, Inc. (“Distributors”), One Franklin Parkway, San Mateo, California 94403-1906.  As principal underwriter, Distributors receives underwriting commissions and 12b-1 fees pursuant to separate Rule 12b-1 plans adopted by the Board for the Fund, which fees are used for, among other things, service fees paid to securities dealers, advertising expenses and the costs of printing sales material and prospectuses.

The Transfer Agent

The transfer agent and shareholder servicing agent for the Fund is Franklin Templeton Investor Services, LLC, located at 3344 Quality Drive, Rancho Cordova, California 95670-7313.

Other Matters

The Fund’s audited financial statements and annual report for its last completed fiscal year, and any subsequent semi-annual report to shareholders, are available free of charge.  To obtain a copy, please call (800) DIAL BEN/ (800) 342-5236 or send a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

Principal Shareholders

The outstanding shares and classes of the Fund as of December 3, 2020, are set forth in Exhibit A.

From time to time, the number of shares held in “street name” accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding of any class of the Fund.  To the knowledge of the Fund’s management, as of December 3, 2020, there were no other entities, except as set forth in Exhibit A, owning beneficially more than 5% of the outstanding shares of any class of the Fund.

In addition, to the knowledge of the Trust’s management, as of December 3, 2020, no Trustee of the Trust owned 1% or more of the outstanding shares of any class of the Fund.  The Trustees and officers, as a group, of the Trust owned less than 1% of the outstanding shares of each class of shares of the Fund.

Contacting the Board

If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board at the Trust’s offices, One Franklin Parkway, San Mateo, California 94403-1906, Attention: Secretary. The correspondence will be given to the Board for review and consideration.

EXHIBIT A

OUTSTANDING SHARES OF THE Franklin K2 Alternative Strategies Fund AS OF DECEMBER 3, 2020

Franklin K2 Alternative Strategies Fund	Outstanding Shares
Class A Shares	7,833,707.63
Class C Shares	2,806,932.285
Class R Shares	66,836.035
Class R6 Shares	2,332,059.754
Advisor Class Shares	87,040,600.247
Total	100,080,135.95

5% SHAREHOLDERS

Entities Owning Beneficially more than Five Percent (5%) of the Outstanding Shares of any Class of Franklin K2 Alternative Strategies Fund as of December 3, 2020

Class	Name and Address of Account	Share Amount	Percentage of Class (%)
Class A Shares	LPL Financial* Attn: Mutual Fund Trading 4707 Executive Drive San Diego, CA 92121-3091	428,046.517	5.46
	American Enterprise Investment SVC* 707 2nd Avenue South Minneapolis, MN 55402-2405	520,242.721	6.64
	Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East FL 2 Jacksonville, FL 32246-6484	578,470.244	7.38
	Morgan Stanley Smith Barney LLC* 1 New York Plaza FL 12 New York, NY 10004-1901	775,291.855	9.90
	WFCS LLC* 2801 Market Street St. Louis, MO 63103-2523	858,908.274	10.96
	National Financial Services LLC* Attn: Mutual Fund Department 4th Flr 499 Washington Boulevard Jersey City, NJ 07310-1995	972,129.627	12.41
	Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	1,150,764.199	14.69
Class C Shares	National Financial Services LLC* Attn: Mutual Fund Department 4th Flr. 499 Washington Boulevard Jersey City, NJ 07310-1995	170,126.206	6.06
	American Enterprise Investment SVC* 707 2nd Avenue South Minneapolis, MN 55402-2405	176,856.032	6.3
	Raymond James* Attn: Courtney Waller 880 Carillon Parkway St Petersburg, FL 33716-1102	262,932.041	9.37
	WFCS LLC* 2801 Market Street St. Louis, MO 63103-2523	290,449.362	10.35
	Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East FL 2 Jacksonville, FL 32246-6484	295,441.154	10.53
	Morgan Stanley Smith Barney LLC* 1 New York Plaza FL 12 New York, NY 10004-1901	386,136.019	13.76
	Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	399,497.188	14.23
Class R Shares	Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0001	4,181.673	6.26
	Michael Stufflebeam TRSTE Smiles In Motion PC Defined Benefit Plan 207 East Church Street, Suite 3 Marshalltown, IA 50158-2972	7,691.134	11.51
	Mid Atlantic Trust Company* Infectious Diseases 401 K Plan 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222
	National Financial Services LLC* Attn: Mutual Fund Department 4th Flr 499 Washington Boulevard Jersey City, NJ 07310-1995	35,518.601	53.14
Class R6 Shares	Gerlach Co. LLC 3800 Citigroup Center Building B3-14 Tampa, FL 33610	176,209.335	7.56
	DCGT* Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50392	399,749.387	17.14
	National Financial Services LLC* Attn: Mutual Fund Department 4th Flr 499 Washington Boulevard Jersey City, NJ 07310-1995	1,217,601.714	52.21
Advisor Class Shares	Morgan Stanley Smith Barney LLC* 1 New York Plaza FL 12 New York, NY 10004-1901	5,376,882.37	6.18
	UBS WM USA* 1000 Harbor Boulevard Weehawken, NJ 07086-6761	7,242,601.223	8.32
	WFCS LLC* 2801 Market Street St. Louis, MO 63103-2523	7,690,992.715	8.84
	Charles Schwab & Co* 211 Main Street San Francisco, CA 94105-1905	8,333,051.403	9.57
	National Financial Services LLC* Attn: Mutual Fund Department 4th Flr 499 Washington Boulevard Jersey City, NJ 07310-1995	11,311,232.838	13.00
	Merrill Lynch Pierce Fenner & Smith* Attn: Fund Administration 4800 Deer Lake Drive East FL 2 Jacksonville, FL 32246-6484	11,882,774.942	13.65
	Dengel Co. C/O Fiduciary Trust Company Intl. PO Box 3199 NY, NY 10008	15,335,769.059	17.62

*For the benefit of its customer(s).

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